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                                                                     EXHIBIT 4.1

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                            SCC COMMUNICATIONS CORP.

NUMBER

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.01 PER SHARE, OF THE COMMON STOCK OF

-------------------------- SCC COMMUNICATIONS CORP. --------------------------

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF said the Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.


Dated: [SEAL]


   --------------------------------        --------------------------------
             President                                 Secretary

COUNTERSIGNED AND REGISTERED:

NORWEST BANK MINNESOTA, N.A.
TRANSFER AGENT AND REGISTRAR

By
  --------------------------
    Authorized Signature


The corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the Board of Directors to determine the relative rights and preferences of subsequent classes or series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common TEN ENT--as tenants by the entireties
JT TEN--as joint tenants with right of survivorship and not as tenants in common UTMA ______ Custodian _______ under the Uniform Transfer to Minors Act _______
     (cust)           (Minor)                                          (state)

Additional abbreviations may also be used though not in the above

For value received, ____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
_________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________



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NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE SIGNATURES
AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature Guaranteed:



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